Acquisitions (Tables)	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Summary of pro-forma consolidated financial information
The following unaudited pro-forma summary presents consolidated financial information as if the U.S./Canada business of Comex, Pulanna and Geocel had been acquired at the beginning of 2012. The unaudited pro-forma consolidated financial information does not necessarily reflect the actual results that would have occurred had the acquisitions taken place on January 1, 2012 or the future results of operations of the combined companies under ownership and operation of the Company.

	2013	2012
Net sales	$10,540,181	$10,101,502
Net income	725,774	594,632
Net income per common share:
Basic	7.13	5.80
Diluted	6.98	5.68